                                                                    EXHIBIT 10.5

                                     LEASE

THIS LEASE is made as of the date set forth in the Basic Lease Information (attached hereto and made a part hereof) by and between Britphil & Co. (US) Ltd., a California corporation (hereinafter called "Landlord") and Panttaja Consulting Group, Inc. (hereinafter called "Tenant").

     1.  Demise of Premises.  Landlord leases to Tenant and Tenant leases from
         ------------------
Landlord, upon the terms and conditions hereinafter set forth, those premises (the "Premises") as described in the Basic Lease Information. The Premises are a part of the building (the "Building") commonly known as 160 Pine Street, San Francisco, California.

     2.  A.  Intentionally deleted.

         B.  Construction of Improvements.  Landlord shall provide a turnkey
             ----------------------------
buildout based upon the detailed plans and specifications prepared by Korth Sunseri Architects dated October 16, 1995, including the "Add Alternate Plan", referenced therein ("Tenant Improvements"). Landlord further agrees to provide Tenant with space planning services through the Building's space planner. The term commencement date ("Term Commencement Date") shall be the date on which the Tenant Improvements have been substantially completed in accordance with the plans and specifications, but in no case earlier than January 1, 1996. If, for any reason, Landlord cannot deliver possession of the Premises to Tenant on the Estimated Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder. In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive, and Tenant shall commence to pay Base Rent as of the term Commencement Date specified by Landlord. Substantial completion shall have occurred notwithstanding Tenant submission of a punchlist to Landlord, which Tenant shall submit, if at all, within thirty (30) days after the Term Commencement Date. Tenant shall upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises in the form attached hereto as Exhibit A.

     3.  A.  Term Commencement.  The Term of the lease shall commence on the
             -----------------
Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date. A Memorandum of Term Commencement Date in the form set forth in Exhibit A hereto shall be executed by both parties as soon as practicable after the Term Commencement Date.

         B.  Nonoccurrence.  If the Term Commencement Date has not occurred for
             -------------
any reason except for delays resulting from the actions or inaction of Tenant, on or before March 1, 1996, then, as Tenant's sole and exclusive remedy for such failure. Tenant may terminate the Lease by giving written notice to Landlord on or before February 20, 1996, whereupon the Lease will terminate immediately. Landlord shall then return any security deposit or prepaid rent it has received from Tenant.

     4.   Use of Premises.
          ---------------

          A.  General.  Tenant shall use the Premises for the Permitted Use and
              -------
for no other use or purpose. Tenant and Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") shall have the nonexclusive right to use, in common with other parties occupying the Building, the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas; provided, however, that the manner in which the public and common areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Building and the common areas thereof in Landlord's sole discretion, provided, however, that Tenant's use and occupancy of the Premises shall not unreasonably be disturbed.

          B.  Limitations.  Tenant shall not use the Premises, or permit the
              -----------
Premises to be used, in any manner which: (a) causes or is likely to cause damage to the Building or Premises; (b) violates a requirement or condition of any fire and extended insurance policy covering the Building and/or Premises, or increases the cost of such policy; (c) violates any Regulation (as defined in Section 4.c. below); (d) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or its equipment, facilities or systems; (e) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building; or (f) violates the Rules and Regulations described in Exhibit B attached hereto. Storage outside the Premises of materials, vehicles or any other items without the express, written approval of Landlord is prohibited. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract, provided Landlord shall use reasonable efforts to enforce the rules, as applicable against other tenants.

          C.  Compliance with Regulations.  By entering the Premises, Tenant
              ---------------------------
accepts the Premises in the condition existing as of the date of such entry, subject to the punchlist and all existing or future applicable municipal, state and federal and other governmental statutes, regulations, laws and ordinances, including zoning ordinances and regulations governing and relating to the use, occupancy and possession of the Premises and the use, storage, generation and disposal of Hazardous Materials (hereinafter defined) in, on and under the Premises (collectively "Regulations"). Tenant shall, at Tenant's sole expense, strictly comply with all Regulations now in force or which may hereafter be in force relating to the Premises and the use of the Premises and/or the use, storage, generation of Hazardous Materials in, on and under the Premises. Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any loss, cost, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable Regulation or comply with the requirements as set forth herein. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of the Regulations shall be conclusive of that fact as between Landlord and Tenant.

          D.  Hazardous Wastes.  Tenant shall not cause, or allow any of
              ----------------
Tenant's Parties to cause any Hazardous Materials to be used, generated, stored or disposed of on or about the Premises or the Building. [Notwithstanding the foregoing, normal quantities of those Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be used and stored at the Premises without Landlord's prior written consent, but only in compliance with all applicable Regulations.] Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any federal state or local government or political subdivision, or necessary for Landlord to make full economic use of the Premises or any portion of the Building, which requirements or necessity arises from Tenant's use or handling of Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building. Such actions shall include, but shall not be limited to, the investigation of the environmental condition of the Premises or any portion of the Building, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial removal or restoration work. Tenant shall take all actions necessary to restore the Premises or any portion of the Building to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Regulations. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Building. As used in this Lease, "Hazardous Materials" shall include, but not be limited to, hazardous, toxic and radioactive materials and substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" "toxic substances," or other similar designations in any federal state, or local law, regulation, or ordinance. Landlord shall have the right upon no less than twenty-four (24) hours' notice to Tenant (except in case of emergency) to inspect the Premises and to conduct tests and investigations as reasonably necessary to determine whether Tenant is in compliance with the foregoing provisions, the costs of all such inspections, tests and investigations to be borne by Tenant, provided, however, that such inspections, tests or investigations shall not unreasonably interfere with Tenant's use and occupancy of the Premises. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against all liabilities, losses, cost and expenses, demands, causes of action, claims or judgments directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Tenant or any of Tenant's Parties, which indemnity shall include, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the use, generation, storage or disposal of Hazardous Materials, nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation or indemnification to this Paragraph 4.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

         Landlord shall indemnify, defend, protect and hold Tenant harmless from and against any costs incurred by Tenant resulting from claims brought against Tenant by a governmental authority attributable solely to Hazardous Materials deposited onto the Premises by Landlord (but specifically excluding Landlord's agents, contractors, invitees, employees and tenants).

     5.  Rules and Regulations.  Tenant shall faithfully observe and comply with
         ---------------------
the rules and regulations set forth in Exhibit B (attached hereto and made a part hereof), as modified by Landlord from time to time in writing, for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or Building. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the noncompliance by any other tenant or occupant of the Building with any of the rules and regulations or any other terms or provisions of such tenant's or occupant's lease or other contract.

     6.  Rent.
         ----

         A.  Base Rent.  Beginning on the Term Commencement Date, Tenant shall
             ---------
pay to Landlord, without demand, throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction, abatement or setoff whatsoever, except as otherwise expressly provided herein, at the address specified in the Basic Lease information or to such other place as Landlord may from time to time designate in writing. Notwithstanding anything to the contrary contained herein, Tenant shall be entitled to free rent for the first month of the Term. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent for the first and last partial months shall be prorated, based on a thirty (30)-day month.

         B.  Additional Rent.  All monies other than Base Rent required to be
             ---------------
paid by Tenant hereunder, including, but not limited to, the interest and late charge described in Paragraph 25.D., any monies spent by Landlord pursuant to Paragraph 10, and Tenant's Proportionate Share of Basic Operating Cost as specified in Paragraph 7 of this Lease, shall be considered additional rent ("Additional Rent"). "Rent" shall mean Base Rent and Additional Rent.

     7.   Operating Expenses.
          ------------------

          A.  Basic Operating Cost.  In addition to the Base Rent required to be
              --------------------
paid hereunder, commencing with the first day of the first month following expiration of the Base Year, Tenant shall pay as Additional Rent, Tenant's Proportionate Share, as defined in the Basic Lease Information, of the excess, if any, of Basic Operating Cost for each Expense Year, as hereinafter defined, over the Basic Operating Cost for the Base Year, in the manner set forth below (such amount hereinafter referred to as "Tenant's Proportionate Share of Basic Operating Cost"). Basic Operating Cost shall mean all expenses and costs which Landlord shall pay or become obligated to pay, because of or in connection with the management, maintenance, preservation and operation of the Building and its supporting facilities (determined in accordance with generally accepted accounting principles, consistently applied) including, but not limited to, the following:

              (1) Taxes.  All real property taxes, possessory interest taxes,
                  -----
business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, sewer rents, open space charges, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in lieu" of any such tax or assessment) which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Building, its operations or the Rent (or any portion or component thereof) (all of the foregoing being hereinafter collectively referred to as "Real Property Taxes"), or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of Real Property Taxes, or any additional tax the nature of which was previously included within the definition of Real Property Taxes, except (a) gift, inheritance or estate taxes imposed upon or assessed against the Building, or any part thereof or interest therein, and (b) taxes computed upon the basis of net income of Landlord or the owner of any interest therein except as otherwise provided in the following sentence. Basic Operating Cost shall also include any taxes, assessments, or any other fees imposed by any public authority upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross income or receipt tax or excise tax levied by the local governmental authority in which the Building is located, the federal government or any other governmental body with respect to receipt of such rental or upon, with respect to, or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof or upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Real Property Taxes shall include all fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in, any Real Property Taxes, regardless of whether any reduction or limitation is obtained. In the event that it shall not be lawful for Tenant to reimburse Landlord for all or any part of any increase in any items specified in this Paragraph 7.A.(1), the monthly rental payable to Landlord under this Lease shall be revised to net to Landlord the same net rental after imposition of any such increased taxes as would have been payable to Landlord prior to the payment of any such taxes.

          (2) Insurance.  All insurance premiums and costs, including but not
              ---------
limited to, any deductible costs, premiums and costs of insurance incurred by Landlord, as more fully set forth in Paragraph 8 herein; provided, however, that such costs shall not include increases in insurance costs caused by the activities of another occupant of the Building.

          (3) Other Operating Expenses.  Any and all costs and expenses paid or
              ------------------------
incurred by Landlord in connection with the operation, maintenance, management and repair of the Building. By way of illustration, but not limitation, such expenses shall include the following: (i) the cost of air conditioning, electricity, steam, heating, water, mechanical, ventilating, sanitary and storm drainage, the cost of environmental surcharges imposed by any governmental entity, escalator and elevator systems and all other utilities and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs, general maintenance and replacing components of equipment or machinery (subject to Section vii below), including, without limitation, heating, refrigeration, ventilation, electrical, plumbing, mechanical, elevator, escalator, sprinklers, fire/life safety, security and energy management systems, including service contracts, maintenance contracts, supplies and parts; (iii) wages, salaries and other labor costs, including uniforms, taxes, insurance, retirement, medical and other employee benefits;
(iv) fees, charges and other costs including management fees, consulting fees, legal fees and accounting fees paid in connection with the Building and the costs of supplying, replacing and cleaning employee uniforms; (v) the cost of licenses, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect any expenses set forth herein; (vi) the fair market rental value of the property manager's office in the Building; (vii) the cost of any capital improvements made to the Building after completion of its construction intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction thereof were obtained, such costs to be amortized over their useful life in accordance with generally accepted accounting principles, consistently applied, together with interest on the unamortized balance at the "prime rate" charged at the time such improvements or capital assets are constructed or acquired by Wells Fargo Bank, NA. (San Francisco), plus two (2) percentage points, but in no event more than the maximum rate permitted by law; (viii) cleaning expenses, including, without limitation, janitorial services, window cleaning and garbage and refuse removal;
(ix) the costs of policing, security and supervision of the Building; (x) the cost of the rental of any machinery or equipment and the cost of supplies used in the maintenance and operation of the Building; (xi) audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements used in the computation of the rents and charges payable by tenants of the Building, (xii) legal fees and expenses including, but not limited to, such expenses that relate to seeking or obtaining reductions in or refunds of Real Property Taxes, or components thereof; and
(xiii) a fee for the administration and management of the Building appropriate to the first-class nature of the Building as reasonably determined by the Landlord from time to time. The foregoing notwithstanding, for purposes of this Lease, such expenses shall not include interest expense (except as provided in clause
(vii) above), leasing commissions, depreciation on the improvements contained in the Building or the cost of capital expenditures not included within clause
(vii) above. The computation of such expenses shall be made in accordance with generally accepted accounting principles.

          In the event that the Building is not fully occupied during any fiscal year of the Term as reasonably determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such year so that Tenant pays an equitable portion of all variable items of Basic Operating Costs as reasonably determined by Landlord so that the total Basic Operating Costs equals the total amount which would have been paid or incurred by Landlord had the Building been one hundred percent (100%) occupied for the entire calendar year; provided, however, that in no event shall Landlord be entitled to costs in excess of one hundred percent (100%) of the total Basic Operating Cost from all of the tenants in the Building including Tenant.

          Basic Operating Cost shall not include specific costs incurred for the account of; separately billed to and paid by, specific tenants. Notwithstanding anything herein to the contrary, in any instance wherein Landlord, in Landlord's sole discretion, deems Tenant to be responsible for any amounts greater than Tenant's Proportionate Share, Landlord shall have the right to allocate costs in any manner Landlord deems appropriate.

     B.   Payment of Estimated Basic Operating Cost.  "Estimated Basic Operating
          -----------------------------------------
Cost" for any particular Expense Year shall mean Landlord's estimate of the amount of the Basic Operating Cost for such Expense Year, made prior to commencement of such Expense Year as hereinafter provided. "Expense Year" shall be each twelve (12) consecutive month period commencing January 1st of each year during the Term, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Proportionate Share of Basic Operating Cost shall be equitably adjusted for the Expense Year involved in any such change. During the last month of each Expense Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Estimated Basic Operating Cost for the ensuing Expense Year. Tenant shall pay Tenant's Proportionate Share of Estimated Basic Operating Cost (computed in the same manner as Tenant's Proportionate Share of Basic Operating Cost) with installments of Base Rent for the Expense Year to which the Estimated Basic Operating Cost applies in monthly installments on the first day of each calendar month during such year, in advance. If, at any time during the course of any Expense Year, Landlord determines that Basic Operating Cost is projected to vary from the then-Estimated Basic Operating Cost by more than five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Basic Operating Cost for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such Expense Year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Basic Operating Cost for such year.

          C.  Computation of Basic Operating Cost.  "Basic Operating Cost
              -----------------------------------
Adjustment" shall mean the difference between (i) Estimated Basic Operating Cost and (ii) Basic Operating Cost for any Expense Year, determined as hereinafter provided. Within one hundred twenty (120) days after the end of each Expense Year or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of Basic Operating Cost for the Expense Year just ended, accompanied by a computation of Basic Operating Cost. If such statement shows that Tenant's payments based upon Estimated Basic Operating Cost is less than Tenant's Proportionate Share of Basic Operating Cost, then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of such statement. If such statement shows that Tenant's payments of Estimated Basic Operating Cost exceed Tenant's Proportionate Share of Basic Operating Cost then (provided that Tenant is not in default under this Lease), such excess shall be credited against Tenant's monthly installment of Tenant's Proportionate share of Estimated Basic Operating Cost next coming due hereunder. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Basic Operating Cost Adjustment shall be paid by the appropriate party within twenty
(20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Basic Operating Cost Adjustment shall be prorated by reference to the exact number of calendar days during such Expense Year that this Lease is in effect.

          D.  Tenant Audit.  In the event that Tenant shall dispute the amount
              ------------
set forth in any statement provided by Landlord under Paragraph 7.B or 7.C. above, and provided that Tenant is not then in default hereunder, Tenant shall have the right, not later than thirty (30) days following the receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlords books and records with respect to Basic Operating Cost for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Basic Operating Cost Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Proportionate Share of Basic Operating Cost previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7.D. within thirty (30) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof. The right of Tenant under this Paragraph 7.D. may only be exercised once for any Landlord statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Paragraph 7.D. for a particular Landlord's statement shall be deemed waived.

     8.   Insurance and Indemnity
          -----------------------

          A.  Landlord's Insurance.  Landlord agrees to maintain insurance
              --------------------
insuring the Building against fire, lightning, vandalism and malicious mischief (including, if Landlord elects, "All Risk" coverage, boiler, sprinkler, earthquake, and/or flood insurance), in an amount not less than eighty percent (80%) of the replacement cost thereof; with deductibles and the form and endorsements of such coverage as selected by Landlord. Such insurance may also include, at Landlord's option, insurance against loss of Base Rent and Additional Rent in an amount equal to the amount of Base Rent and Additional Rent payable by Tenant for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall be for the sole benefit of Landlord and under Landlord's sole control. Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies which Tenant may keep or maintain in the Premises, or any leasehold improvements, additions or alterations within the Premises. Landlord may also carry such other insurance as Landlord reasonably deems prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall reasonably determine. Tenant shall neither use the Premises nor permit the Premises to be used in any way which will (a) increase the premium of any insurance described above; (b) cause a cancellation of or be in conflict with any such insurance policies; (c) result in a refusal by insurance companies of good standing to insure the Building in amounts reasonably satisfactory to Landlord; (d) subject Landlord to any liability unsatisfactory to Landlord; or
(e) subject Landlord to any liability or responsibility for injury to any person or property by reason of any operation being conducted in the Premises. Tenant shall at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, and such conduct is otherwise permitted by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

      B.  Tenant's Insurance.
          ------------------

          (1) Property Insurance.  Tenant shall procure at Tenant's sole cost
              ------------------
and expense and keep in effect from the date of this Lease and at all times until the end of the Term, insurance on all personal property, furniture and fixtures of Tenant and all improvements made by or for Tenant to the Premises, insuring such property for the full replacement value of such property. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Landlord and the proceeds applicable to Tenant's personal property shall be paid to Tenant.

          (2) Liability Insurance.  Tenant shall procure at Tenant's sole cost
              -------------------
and expense and keep in effect from the date of this Lease and at all times until the end of the Term, either Comprehensive General Liability insurance or Commercial General Liability insurance applying to the use and occupancy of the Premises and the Building, and any part of either, and any areas adjacent thereto, and the business operated by Tenant, or by any other occupant on the Premises. Such insurance shall include Broad Form Contractual Liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least One Million Dollars ($1,000,000.00), and a general aggregate limit of Two Million Dollars ($2,000,000.00). All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, occurring during the policy term, shall be endorsed to add Landlord and its agents, beneficiaries, partners, employees, and any deed of trust holder or mortgagee of Landlord or any ground lessor as an additional insured, and to provide that such coverage shall be primary and that any insurance maintained by Landlord shall be excess insurance only. Such coverage shall also contain endorsements: (i) deleting any employee exclusion on personal injury coverage; (ii) including employees as additional insureds; (iii) deleting any liquor liability exclusion; and (iv) providing for coverage of employer's automobile non-ownership liability. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period and shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the additional insureds. Said coverage shall be written on an "occurrence" basis, if available. If an "occurrence" basis form is not available, Tenant must purchase "tail" coverage for the most number of years available if for any reason this Lease is terminated or if the policy is canceled or if the retroactive date is changed which might leave a gap in coverage for occurrences that might have occurred in prior years. If a "claims made" policy is ever used, the policy must be endorsed so that Landlord is given the right to purchase "tail" coverage should Tenant for any reason not do so or the policy is to be canceled for nonpayment of premium.

          (3) General Insurance Requirements.  All coverages described in this
              ------------------------------
Paragraph 8.B, shall be endorsed to provide Landlord with thirty (30) day's notice of cancellation or change in terms. If at any time during the Term, the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B, is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.B. All insurance policies required to be carried under this Lease shall be written by companies rated A+ XII or better in "Best's Insurance Guide" and authorized to do business in California. Any deductible amounts under any insurance policies required hereunder shall be subject to Landlord's prior written approval. In any event, deductible amounts shall not exceed One Thousand Dollars ($1,000.00). Tenant shall deliver to Landlord before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expiring policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same, issued by the insurer thereunder, showing that all premiums have been paid for the full policy period; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

          C   Indemnification.  Landlord shall not be liable to Tenant for any
              ---------------
loss or damage to person or property caused by a fire, acts of God, acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or failure to make any such repair, except as expressly otherwise provided in Paragraph 10 and except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents or contractors. Tenant shall indemnify, defend by counsel acceptable to Landlord, protect and hold Landlord harmless from and against any and all liabilities, losses, costs, damages, injuries or expenses, including reasonable attorneys' fees and court costs, arising out of or related to: (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises, or from activities of Tenant, Tenant's Parties or anyone in or about the Premises or Building, or from any cause whatsoever; (2) claims for work or labor performed, or for materials or supplies furnished to or at the request of Tenant in connection with the performance of any work done for the account of Tenant within the Premises or Building; and (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease. The foregoing indemnity shall not be applicable to claims arising from the active negligence or willful misconduct of Landlord. The provisions of this paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination. Landlord shall indemnify, defend by counsel acceptable to Tenant, protect and hold Tenant harmless from and against liabilities, losses, costs, damages, injuries or expenses, consequential damages excluded, caused solely by the gross negligence or willful misconduct of Landlord.

     9.   Subrogation.  To the extent permitted by law and without affecting the
          -----------
coverage provided by insurance to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for: (a) damages for injury to or death of persons; (b) damages to property; (c) damages to the Premises or any part thereof; and (d) claims arising by reason of the foregoing due to hazards covered by insurance to the extent of proceeds recovered therefrom. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this paragraph.

     10.  Landlord Repairs.  Subject to reimbursement pursuant to Paragraph 7 of
          ----------------
the Lease, Landlord shall repair and maintain the structural portions of the Building, including the exterior walls, underflooring, the roof; plumbing work and plumbing fixtures, heating, air conditioning, electrical systems, lighting systems, and fire sprinklers installed or furnished by Landlord and the Building's life safety systems. If any maintenance or repair becomes necessary in whole or in part due to the act, neglect, fault or omission of any duty by Tenant, its employees, agents, customers or invitees, or due to damage caused by a breaking and entering, Tenant shall pay to Landlord the entire cost of such maintenance or repair. Landlord shall not be liable for, and Tenant shall not be entitled to any reduction of the Base Rent or Additional Rent by reason of Landlord's failure to make any repair or to perform any maintenance required on the part of Landlord hereunder. Furthermore, Landlord shall not be liable under any circumstances for a loss of or injury to property, loss of profits, or for injury to or interference with Tenant's business arising from or in connection with the making of or Landlord's failure to make any repairs, maintenance, alterations or improvements in or to any portion of the Building or in or to fixtures, appurtenances and equipment therein. Tenant shall immediately give Landlord written notice of any defect or need or repairs for which Landlord is responsible for under this Paragraph 10, after which notice Landlord shall have a reasonable opportunity to repair same. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

     Notwithstanding anything to the contrary contained herein, Tenant shall be entitled to a proportionate abatement of rent if Tenant provided written notice to Landlord of a repair that is the Landlord's obligation and that is necessary to end a material interference with the operation of Tenant's business in the Premises and Landlord does not complete such repair within sixty (60) days of receipt of such notice; provided however, that Tenant shall not be entitled to such abatement if the repairs are such that they cannot reasonably be completed within sixty (60) days.

     11.  Tenant Repairs.  Except as provided in Paragraph 10 above, Tenant
          --------------
shall, at Tenant's expense, maintain all parts of the Premises in a good, clean and secure condition and repair. Tenant shall promptly notify Landlord of all necessary repairs and replacements. Tenant agrees to surrender the Premises upon the expiration or sooner termination of this Lease in the same condition as when received, reasonable wear and tear and damage by fire, earthquake, acts of God, and the elements excepted. Landlord has no obligation to alter, add to, improve, repair, remodel or paint the Premises, except as specified herein. Nothing herein shall be construed to require Tenant to perform or construct any repair, maintenance or improvements necessitated solely by the acts of Landlord, or any other occupants of the Building.

     12.  Alterations.  Tenant shall not make, or allow to be made, any
          -----------
alterations, improvements or physical additions (collectively "Alterations") in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed Alterations which: (a) do not affect the Building's structure and comply with all applicable laws, ordinances, rules and regulations; (b) are, in Landlord's opinion, compatible with the Building and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems, and life safety Systems; and (c) will not interfere with the use and occupancy of any other portion of the Building by any other tenant or its invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Landlord's consent shall be conditioned upon receipt of performance bonds or other bonds from contractors or subcontractors performing Alterations, if Landlord so requires. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any costs or expenses which Landlord may reasonably incur in electing to have outside architects and engineers review said plans and specifications; provided, however, that such Landlord costs with respect to approving those non-structural Alterations shall not exceed Five Hundred Dollars ($500.00). All Alterations shall be performed at Tenant's sole cost and expense (including reasonable costs for Landlord's supervision). All Alterations shall remain the property of Tenant until termination of this Lease, at which time they shall be and become the property of Landlord if Landlord so elects; provided, however, that Landlord may, at Landlord's option, elect by notice to Tenant at the time of approval, that Tenant, at Tenant's expense, remove any or all Alterations made by Tenant and restore the Premises by the termination of this Lease, whether by lapse of time, or otherwise, to their condition existing prior to the construction of any such Alterations, reasonable wear and tear, and acts of God, condemnation or casualty (unless Tenant is responsible) excepted. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to cause any damage to the Premises whatsoever. If Tenant fails to so remove such Alterations (if it is required to do so) or Tenant's trade fixtures or furniture, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Basic Operating Cost, Tenant shall be responsible for, and shall pay prior to delinquency, any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its personal property, on the value of the Alterations, and on Tenant's interest pursuant to this Lease, to the extent that such taxes are not included in Basic Operating Costs. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

     13.  Signs.  All signs, notices and graphics of every kind or character,
          -----
visible in or from public view or corridors, the common areas or the exterior of the Premises, shall be subject to Landlord's prior written approval. Tenant shall not place or maintain any banners whatsoever or any window decor in or on any exterior window or window fronting upon any common areas or service areas without Landlord's prior written approval. If Tenant leases an entire floor of the Building, Building standard identification signage may be installed in the elevator lobby of the floor on which the Premises are located, subject to Landlord's prior written approval. Any signs, notices, logos, pictures, names or advertisements which are installed that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Any installation of signs or graphics on or about the Premises shall be subject to any applicable governmental laws, ordinances, regulations and to any other requirements imposed by Landlord. Tenant shall remove all signs and graphics prior to the termination of this Lease (including without limitations, the "Identification Sign"). Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, or Building and any other improvements contained therein, and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal. Notwithstanding anything to the contrary contained herein, Landlord shall provide Tenant with a Building standard signage on or adjacent to the front door of the Premises ("Identification Sign"), and building directory signage pursuant to Subparagraph 38.P.

     14.  Landlord Entry.  Upon twenty-four hours' advance notice to Tenant,
          --------------
except in emergencies where no such notice shall be required, Landlord, and Landlord's agents and representatives, shall have the right to enter the Premises, and Tenant may elect to have a representative accompany Landlord, to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs or alterations to the Premises or Building or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Building or to Exhibit the Premises to prospective tenants, purchasers, encumbrancers or others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. At any time within six (6) months prior to the end of the Term, Landlord shall have the right to erect on the Premises and/or Building a suitable sign indicating that the Premises are available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     15.  Utilities and Services.  Landlord agrees to furnish to the Premises
          ----------------------
during reasonable hours of generally recognized business days, and as is customary and usual for general office usages in like and comparable building in the Financial District in San Francisco, as determined by Landlord, electricity for building-standard lighting and for normal fractional horsepower office machines, including personal computers and printers, fax machines and office copiers, heating, air conditioning and ventilation required in Landlord's judgment for the comfortable use and occupation of the Premises, elevator and janitorial service, and water for lavatory and drinking purposes. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the common areas of the Building. Landlord's operation and delivery of services to the Building and the Premises shall be in a manner reasonably consistent with other comparable office buildings located in the City and County of San Francisco. Except as otherwise expressly set forth herein, Landlord shall not be liable for, and Tenant shall not be entitled to any abatement of Rent by reason of, Landlord's failure to furnish any of the services or utilities described above when such failure is caused by acts of God, accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes of any character, unavailability of materials or labor, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord, or by rationing or restrictions on the use of said services and utilities due to energy shortages or other causes, or the making of repairs, alterations or improvements to the Premises or Building whether or not any of the above result from acts or omissions of Landlord. Furthermore, Landlord shall not be liable under any circumstances for a loss of or injury to property or for injury to or interference with Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing services or utilities, except to the extent such loss, injury, or interference is caused by the gross negligence or willful misconduct of Landlord. Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental bodies or of suppliers of utilities in reducing energy or other resources consumption, and Tenant shall not be relieved of its obligation to pay the full Rent by reason thereof. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, delivery services, additional repair and maintenance, provided that Tenant shall pay to Landlord upon billing the sum of all costs to Landlord of such additional services, plus a ten percent (10%) administration fee. Tenant shall not, without Landlord's prior written consent, use heat-generating machines other than normal fractional horsepower office machines, or equipment or lighting other than building-standard lights in the Premises which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, and the reasonable cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord within ten (10) business days of billing by Landlord. Such cost shall include the cost of electrical metering or surveying necessary to determine the additional charges by reason of Tenant's off-hours or additional use of utilities or services, for the use of non-standard machines, equipment or lighting, and because of the carelessness of Tenant or the nature of Tenant's business. Tenant shall not, without Landlord's prior written consent, install lighting or equipment which would cause the electric current requirements of the Premises to exceed at any time three and one-half (3.5) watts per square foot of net rentable area of the Premises. If such consent is given, Tenant shall pay to Landlord upon billing for the cost of such excess consumption. In the event any governmental entity promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory controls or guidelines on Landlord or the Building or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or other emissions or the provision of any other utility or service provided with respect to this Lease, or in the event Landlord is required or elects to make alterations to the Building in order to comply with such mandatory controls or guidelines, Landlord may, in its sole discretion, comply with such mandatory controls or guidelines or make such alterations to the Building related thereto. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Annual Rent and additional rent reserved hereunder or constitute or be constituted as a constructive or other eviction of Tenant, provided, however, that Tenant shall be entitled to an abatement of rent should such compliance and such alterations prevent Tenant's use and occupancy of the Premises for any period of time exceeding ten (10) days continuously.

     16.  A.   Subordination.  Without the necessity of any additional document
               -------------
being executed by Tenant for the purpose of effecting a subordination, the Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Building are situated, or both; and (b) any mortgage or deed of trust which may now exist or be placed upon the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason. Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor-in-interest to Landlord at the option of such successor in interest. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground Landlord, mortgagee, or beneficiary under a deed of trust. Such instruments may contain, among other things, provisions to the effect that such lessor, mortgagee or beneficiary (hereafter, for the purposes of this Section 16.A, a "Successor Landlord") shall (i) not be liable for any act or omission of Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; (ii) not be subject to any offsets or defenses which Tenant may have been able to assert against Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; (iii) not be liable for the return of any security deposit under the Lease unless the same shall have actually been deposited with such Successor Landlord; and (iv) be entitled to receive notice of any Landlord default under this Lease plus a reasonable opportunity to cure such default prior to Tenant having any right or ability to terminate this Lease as a result of such Landlord default.

          B.   Attornment.  If requested to do so, Tenant shall attorn to and
               ----------
recognize as Tenant's Landlord under this lease any superior lessor, superior mortgagee or other purchaser or person taking title to the Building by reason of the termination of any superior lease or the foreclosure of any superior mortgage or deed of trust, and Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this Section 16.B.

          C.   Mortgage Protection.  Tenant agrees to give any holder of any
               -------------------
mortgage and any ground lessor, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing of the address of such mortgage holder or ground lessor (hereafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). Until the time allowed, as aforesaid, for the Notified Party to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

     17.  Financial Statements.  Execution of the Lease is strictly conditioned
          --------------------
upon, among other things, Landlord's review and approval of Tenants financial statements and credit references. Tenant shall provide to Landlord Tenant's current financial statement or other information discussing financial worth of Tenant, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management and disposition of the Building, and which shall be kept confidential by Landlord, except to the extent such information is required to be disclosed by law and provided Landlord shall have the right to disclose such information to its advisors, including, without limitation, its accountants and attorneys, and to potential lenders or purchasers.

     18.  Estoppel Certificates.  Tenant agrees from time to time, within ten
          ---------------------
(10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating whether this Lease is in full force and effect, the date to which Rent has been paid, the unexpired portion of this Lease, and such other matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of the Lease, and shall be an event of default if Tenant fails to fully comply. Within fifteen
(15) days after request by Tenant, Landlord shall execute a similar estoppel certificate in favor of Tenant.

     19.  Security Deposit.  Tenant agrees to deposit with Landlord upon
          ----------------
execution of this Lease a Security Deposit as stated in the Basic Lease Information, which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled. Landlord may use and commingle the Security Deposit with other funds of Landlord.

     20.  Landlord Liability.  The liability of Landlord to Tenant for any
          ------------------
default by Landlord under the terms of this Lease are not personal obligations of the individual or other partners, directors, officers and shareholders of Landlord, and Tenant agrees to look solely to Landlord's interest in the Building for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners, directors, officers and shareholders of Landlord. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Building.

     21.  Assignment/Sublet.
          -----------------

          A.   General.  Tenant shall not assign or sublet the Premises or any
               -------
part thereof without Landlord's prior written approval except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thirty (30) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of twenty (20) days following receipt of such notice to notify Tenant in writing that Landlord elects either: (1) to terminate this Lease as to the space so affected as of the date so requested by Tenant; or (2) to permit Tenant to assign this Lease or sublet such space, subject, however, to Landlord's prior written approval of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (1) above, but written approval by Landlord of the proposed assignee or subtenant shall be required.
If Landlord does not exercise the option provided in subitem (1) above, Landlord's consent to a proposed assignment or sublet shall not be unreasonably withheld, conditioned or delayed. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: The use of the Premises by such proposed assignee or subtenant would not be a Permitted Use; the proposed assignee or subtenant is not of sound financial condition; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property, the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Building, the assignment or subletting would entail any alterations which would lessen the value of the leasehold improvements in the Premises; or if Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant shall request consent. Tenant shall pay promptly upon billing any and all reasonable attorneys' fees and other costs reasonably incurred by Landlord for the review or preparation of any documents in connection with a proposed assignment or sublease. Failure by Landlord to approve a proposed assignee or subtenant shall not cause a termination of this Lease. Upon termination under this Paragraph 21.A., Landlord may lease the Premises to any party including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant.

          B.   Bonus Rent.  Any Rent or other consideration realized by Tenant
               ----------
under any such sublease or assignment in excess of the Rent payable hereunder, or in the event such sublease is for a portion of the Premises, in excess of the Rent that is fairly allocable to such portion, as determined by Landlord, less any expenses reasonably incurred by Tenant in connection therewith, including, any improvements for any subtenant to the Premises paid by Tenant, and the costs of leasing, shall be divided and paid, fifty percent (50%) to Tenant, fifty percent (50%) to Landlord. In any subletting or assignment undertaken by Tenant. Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for such subletting or assignment.

          C.   Corporation.  If Tenant is a corporation, a transfer of corporate
               -----------
shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), so as to result in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease.

          D.   Partnership.  If Tenant is a partnership, joint venture or other
               -----------
incorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.

          E.   Liability.  No assignment or subletting by Tenant shall relieve
               ---------
Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

          F.   Permitted Transfers.  Notwithstanding anything to the contrary
               -------------------
contained herein, Tenant may, without Landlord's prior written consent but upon prompt written notice to Landlord, assign this lease to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant, (ii) a successor corporation related to Tenant by merger or consolidation, or (iii) a purchaser of substantially all of Tenant's assets. Notwithstanding the foregoing, Tenant shall nevertheless remain liable for all its obligations hereunder after such assignment. For the purposes of this Lease, a sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, sublet or other transfer.

     22.  Authority.  Landlord represents and warrants that it has full right
          ---------
and authority to enter into this Lease and to perform all of Landlord's obligations hereunder. Tenant represents and warrants that it has full right and authority to enter into this Lease and to perform all of Tenant's obligations hereunder.

     23.  Eminent Domain.
          --------------

          A.   Condemnation Resulting in Termination.  If the whole or any
               -------------------------------------
substantial part of the Building should be taken or condemned for any public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

          B.   Condemnation Not Resulting in Termination.  If a portion of the
               -----------------------------------------
Building should be taken or condemned for any public use underlying governmental law, ordinance, or regulation, of by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 23.A. above, this Lease shall not terminate, but the Rent payable hereunder during the unexpired portion of the Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances.

          C.   Award.  Landlord shall be entitled to any and all payment,
               -----
income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving costs and loss of goodwill, shall be and remain the property of Tenant.

     24.  Damage or Destruction.
          ---------------------

          A.   General.  If the Premises or Building should be damaged or
               -------
destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's opinion such repairs can reasonably be made either: (1) within ninety (90) days; (2) in more than ninety (90) days but in less than one hundred eighty (180) days; or (3) in more than one hundred eighty (180) days from the date of such notice. Landlord's determination shall be binding on Tenant.

          B.   Less Than 90 Days.  If the Premises or Building should be damaged
               -----------------
by fire or other casualty but only to such extent that rebuilding or repairs can, in Landlord's reasonable estimation, be reasonably completed within ninety
(90) days after the date of such damage, this Lease shall not terminate, and provided that insurance proceeds are available to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other leasehold improvements which may have been placed in, on or about the Premises after the Term Commencement Date. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for the conduct of Tenant's business.

          C.   Greater Than 90 Days.  If the Premises or Building should be
               --------------------
damaged by fire or other casualty, but only to such extent that rebuilding or repairs can, in Landlord's reasonable estimation, be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of either: (1) terminating the Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of the Lease; or (2) electing to rebuild or repair the Premises to substantially the condition in which they existed prior to such damage, provided that insurance proceeds are available to fully repair the damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises after the Term Commencement Date.

If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for the conduct of Tenant's business. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, or delays of the contractors or subcontractors or any other causes or contingencies beyond the reasonable control of Landlord, Tenant may at Tenant's option within ten (10) days after the expiration of such one hundred eighty (180) day period (as such may be extended), terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such termination notice.

          D.   Greater Than 180 Days.  If the Premises or Building should be so
               ---------------------
damaged by fire or other casualty that rebuilding or repairs cannot, in Landlord's reasonable estimation, be completed within one hundred eighty (180) days after such damage, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the occurrence of such damage.

          E.   Tenant's Fault.  If the Premises or any other portion of the
               --------------
Building are damaged by fire or other casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be dismissed during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

          F.   Uninsured Casualty.  Notwithstanding anything herein to the
               ------------------
contrary, in the event that the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord, or in the event that the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case, Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon all rights and obligations hereunder shall cease and terminate.

          G.   Waiver.  Except as otherwise provided in this Paragraph 24,
               ------
Tenant hereby waives the provisions of Sections 1932, 1933(4), 1941 and 1942 of the Civil Code of California.

     25.  Holding Over.  If Tenant shall retain the possession of the Premises
          ------------
or any portion thereof without Landlord's consent following the expiration of the Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred fifty percent (150%) the amount of the daily Rent as of the last month prior to the date of expiration or termination. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including reasonable attorneys' fees, resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Unless Landlord consents in writing to Tenant's holding over, Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts, any Rent from Tenant while Tenant is holding over without Landlord's written consent. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it reasonably deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply.

     26.  Default.
          -------

          A.   Events of Default.  The occurrence of any of the following shall
               -----------------
constitute an event of default on the part of Tenant:

               (1)  Abandonment.  Abandonment of the Premises for a continuous
                    -----------
period in excess of five (5) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.

               (2)  Nonpayment of Rent.  Failure to pay any installment of
                    ------------------
Rent or any other amount due and payable within three (3) days after Landlord gives written notice of such delinquency.

               (3)  Other Obligations.  Failure to perform any obligation,
                    -----------------
agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., such failure continuing for fifteen (15) days (or such longer time as may reasonably be required to cure the default, provided Tenant promptly begins curing and continues diligently to proceed with such curing) after written notice of such failure.

               (4)  General Assignment.  A general assignment by Tenant for the
                    ------------------
benefit of creditors.

               (5)  Bankruptcy.  The filing of any voluntary petition in
                    ----------
bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty (30) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

               (6)  Receivership.  The employment of a receiver to take
                    ------------
possession of substantially all of Tenant's assets or the Premises, if such appointment remains undismissed or undercharged for a period of ten (10) days after the order therefor.

               (7)  Attachment.  The attachment, execution or other judicial
                    ----------
seizure of all or substantially all of Tenant's assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof.

          B.   Remedies Upon Default.
               ---------------------

               (1)  Termination.  In the event of the occurrence of any event of
                    -----------
default, and subject to applicable law, Landlord shall have the right to give a written termination notice to Tenant. On the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all arrears of rental and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by reason of Tenant's default or of such termination.

               (2)  Continuation After Default.  Even though an event of
                    --------------------------
default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(l) hereof and Landlord may enforce all of Landlord's rights and remedies under this Lease including, without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a Landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease shall not constitute an election to terminate Tenant's right to possession.

          C.   Damages After Default.  Should Landlord terminate this Lease
               ---------------------
pursuant to the provisions of Paragraph 26.B.(l) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided;
(3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (1) and (2) above, shall be computed at the lesser of the "prime rate," as announced from time to time by Wells Fargo Bank, NA. (San Francisco), plus three (3) percentage points, or the maximum interest rate allowed by law ("Applicable Interest Rate"). The "worth at the time of award" of the amount referred to in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of the award. If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.

          D.   Late Charge.  If any installment of Rent is not paid promptly
               -----------
when due, such amount shall bear interest at the Applicable Interest Rate from the date on which said payment shall be due until the date on which Landlord shall receive said payment, and Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquency to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and the amount stated herein represents a reasonable estimate thereof. This provision shall not relieve Tenant of Tenant's obligation to pay Rent at the time and in the manner herein specified.

               INITIALS:  Landlord ________  Tenant _________

          E.   Remedies Cumulative.  All rights, privileges and elections or
               -------------------
remedies of the parties are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein.

     27.  Mechanic's Liens.  Tenant shall keep the Premises free from liens
          -----------------
arising out of or related to work performed, materials or supplies furnished or obligations incurred by Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Building. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant, and all expenses incurred by Landlord in connection therefor, shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days' prior written notice of the commencement of any work in the Premises or Building which would lawfully give rise to a claim for mechanics' or materialmen's liens.

     28.  Intentionally deleted.

     29.  Sale of Building.  In the event of a sale or conveyance by Landlord of
          ----------------
the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest, provided that, in the event of a sale, the purchaser assumes the obligations of Landlord in writing. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)- in-interest shall not have liability to Tenant with respect to the failure to perform all of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.

     30.  Tenant Covenants.  Except as otherwise expressly provided herein, all
          ----------------
covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent and Basic Operating Cost, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, and such failure shall continue for five (5) days after notice thereof by Landlord (or, with respect to non-financial failures of performance, such later time as may reasonably be necessary to cure such failure, provided Tenant promptly begins curing such failure and continues to diligently proceed with such curing), Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed. All sums, so paid by Landlord, and all necessary incidental costs together with interest thereon at the Applicable Interest Rate from the date such payment by Landlord, shall be payable to Landlord on demand, and Tenant covenants to pay such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same right and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Base Rent and Basic Operating Cost.

     31.  Waiver of Covenants.  If either Landlord or Tenant waives the
          -------------------
performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein.

The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by either party of any term, covenant or condition contained in this Lease may only be made by a written document signed by such party.

     32.  Notices.  Each provision of this Lease or of any applicable
          -------
governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

          A.   Rent.  All Rent and other payments required to be made by Tenant
               ----
to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

          B.   Other.  All notices, demands, consents and approvals, which may
               -----
or are required to be given by either party to the other hereunder, shall be in writing and either personally delivered, sent by commercial overnight courier, or mailed, certified or registered, postage prepaid, and addressed to the party to be notified at the address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) day's notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.

     33.  Attorneys' Fees.  In the event that Landlord places the enforcement of
          ---------------
this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

     34.  Successors and Assigns.  This Lease shall be binding upon and inure to
          ----------------------
the benefit of Landlord, its successors and assigns, and, subject to Paragraph 21, shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent an assignment is approved by Landlord hereunder, Tenant's assigns.

     35.  Force Majeure.  Whenever a period of time is herein prescribed for
          -------------
action to be taken by either party, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of such party (except for financial inability).

     36.  Brokers.  Landlord shall pay a brokerage commission to its Broker
          -------
pursuant to a separate agreement between Landlord and Landlord's Broker. Landlord shall pay a brokerage commission of $35,210 to Tenant's Broker as follows, fifty percent (50%) upon lease execution by Tenant and Landlord and fifty percent (50%) upon Lease commencement. Each party warrants to the other that it has engaged no broker in connection with this transaction other than the foregoing brokers. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and the Brokers specified in the Basic Lease Information, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant with respect to Landlord or the Premises. Each party shall indemnify, defend by counsel acceptable to the other party, protect and hold the other party harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and costs, resulting from any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease other than the Brokers specified in the Basic Lease Information.

     37.  Intentionally deleted.

     38.  A.   General.  The term "Tenant" or any pronoun used in place thereof
               -------
shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

          B.   Time.  Time is of the essence regarding this Lease and all of its
               ----
provisions.

          C.   Choice of Law.  This Lease shall in all respects be governed by
               -------------
the laws of the State of California.

          D    Entire Agreement.  This Lease, together with its Exhibits,
               ----------------
contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by either party hereto or understandings made between the parties other than those set forth in this Lease and its exhibits.

          E.   Notification.  This Lease may not be modified except by a written
               ------------
instrument signed by the parties hereto.

          F.   Severability.  If for any reason whatsoever any of the provisions
               ------------
hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

          G.   Recordation.  Tenant shall not record this Lease or a short form
               -----------
memorandum hereof.

          H.   Examination of Lease.  Submission of this Lease to Tenant does
               --------------------
not constitute an option or offer to lease, and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

          I.   Accord and Satisfaction.  Neither payment by Tenant of a lesser
               -----------------------
amount than the Rent nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

          J.   Easements.  Landlord may grant easements on the Building and
               ---------
dedicate for public use portions of the Building without Tenant's consent; provided that no such grant or dedication shall substantially interfere with Tenant's use or occupancy of the Premises. Upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

          K.   Drafting and Determination Presumption.  The parties acknowledge
               --------------------------------------
that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease, and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required in this Lease or requested of Landlord, Landlord's consent, determination or estimation shall not be unreasonably withheld, denied or delayed.

          L.   Exhibits.  Exhibits A and B attached hereto are hereby
               --------
incorporated herein by this reference.

          M.   No Light, Air or View Easement.  Any diminution or shutting off
               ------------------------------
of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

          N.   No Third Party Benefit.  This Lease is a contract between
               ----------------------
Landlord and Tenant, and nothing herein is intended to create any third party benefit.

          O.   Building.  Landlord shall have the right at any time to change
               --------
the name of the Building, to increase the size of the real property upon which the Building is located by adding additional real property thereto, to construct other buildings or improvements on any portion of such real property, to change the location and/or character of or to make alterations or additions to such real property, provided, however, that such actions shall not unreasonably disturb Tenant's use or occupancy of the Premises. Tenant shall not use the Building's name for any purpose other than as part of its business address. Any use of such name in the designation of Tenant's business shall constitute a default under this Lease.

          P.   Directory.  Landlord shall provide a directory in a conspicuous
               ---------
place, with names of tenants. Tenant shall be entitled to one (1) directory strip (one line) for the placement of names in such directory for each one thousand (1,000) rentable square feet of space in the Premises. Any revision in such directory shall be made by Landlord at Tenant's expense within a reasonable time after notice from Tenant of Tenant's request for such revision. If Tenant desires additional names to be listed on such directory, to the extent space is available thereon after consideration of other tenants' desires, Landlord agrees Tenant may list such names at Tenant's sole cost and expense.

          Q.   Survival of Obligations.  Any obligations of Tenant arising prior
               -----------------------
to the expiration of the Lease shall survive the termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired.

          R.   Independent Covenants.  Each covenant, agreement, obligation or
               ---------------------
other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

          S.   Joint and Several Liability.  If Tenant comprises more than one
               ---------------------------
entity or person, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and for performance of Tenant's obligations hereunder.

          T.   Offer to Lease.  The submission of this Lease to Tenant or its
               --------------
broker or other agent does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord; provided, however, that upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant's credit, constitute an offer by Tenant to lease the Premises upon the terms and conditions set forth herein (which offer to lease shall be irrevocable for twenty (20) business days following the date of delivery).

     39.  Right of First Offer.  During the term of the Lease, Tenant shall have
          --------------------
the following right of first offer to lease any space ("Takedown Space") on the third (3rd) floor contiguous to the Premises if and when such Takedown Space becomes available for lease, on the following terms and conditions:

          A. Provided that an event of default has not occurred nor has any event occurred which with the passing of time or the giving of notice, or both, would constitute an event of default under any of the terms, conditions, covenants or provisions of this Lease, either as of the date Tenant exercises its Takedown Right (as defined below) or the date of execution of the Takedown Amendment (as defined below), Tenant shall have the right (the "Takedown Right"), but not the obligation, to lease Takedown Space. During the term of the Lease, Landlord shall give Tenant written notice (the "Takedown Notice") if any Takedown Space becomes available and, in such event, Tenant shall have three
(3) business days after its receipt of the Takedown Notice to exercise its Takedown Right by delivering written notice of such exercise to Landlord. If Landlord fails to receive such notice from Tenant on or before 5:00 p.m.

on the third (3rd) business day after Landlord delivers the Takedown Notice to Tenant, Tenant shall conclusively be deemed to have elected not to lease the Takedown Space, and neither party shall have any further obligations or rights hereunder with respect to such Takedown Space.

          B. If Tenant timely exercises the Takedown Right regarding Takedown Space pursuant to this Paragraph 39, Landlord and Tenant shall execute an
                       ------------
amendment (the "Takedown Amendment") adding the Takedown Space to the Premises for the remaining term of the Lease as the same may be extended. In such event, the commencement date of the term of the Takedown Amendment (the "Takedown Space Commencement Date") shall be the date Tenant receives possession of the Takedown Space from Landlord. For purposes of this Paragraph 39, Tenant's possession of
                                           ------------
the Takedown Space shall be deemed to have occurred when the Takedown Space has been vacated by the Future Occupant, if any, and the Takedown Space is delivered to Tenant. Landlord shall lease Takedown Space to Tenant subject to the terms and conditions of this Lease, except that (i) the Base Rent shall be equal to one hundred percent (100%) of the then Prevailing Market Rent for Comparable Buildings (as such terms are defined in Paragraph 40 below), and (ii) from and after the Takedown Space Commencement Date, Tenant's Proportionate Share as set forth in the Basic Lease Information shall be adjusted to reflect the increase in the size of the Premises.

          C. Landlord shall deliver the Takedown Space to Tenant in an "as is" condition. Any alterations or special finish work required by Tenant shall be made at Tenant's sole cost and expense upon the prior written approval of Landlord in accordance with this Lease.

     40.  Renewal Option.  Tenant shall have one (1) option (the "Renewal
          --------------
Option") to extend the Term for an additional three (3) years beyond the Expiration Date (the "Renewal Term"). The Renewal Option shall be effective only if an event of default is not occurring, nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an event of default under this Lease, either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. The Renewal Option must be exercised, if at all, by written notice from Tenant to Landlord given not more than nine (9) months nor less than six (6) months prior to the expiration of the initial Term. Any such notice given by Tenant to Landlord shall be irrevocable. If Tenant fails to exercise the Renewal Option in a timely manner as provided for above, the Renewal Option shall be void. The Renewal Term shall be upon the same terms and conditions as the initial Term, except that the annual Base Rent during the Renewal Term shall be equal to ninety-five percent (95%) of the Prevailing Market Rate (as such term is defined below) for space of comparable size and location to the Premises being offered for rent in comparable office buildings in the San Francisco Financial District (collectively "Comparable Buildings") at the commencement of the Renewal Term; provided, however, that in no event shall the Base Rent for the Renewal Term be less than the Base Rent for the last year of the initial Term. As used herein, the term "Prevailing Market Rate" shall mean the base annual rental for such comparable space, taking into account any additional rental and all other payments and escalations payable hereunder and by tenants under leases of such comparable space, and any refurbishment allowances or tenant improvement allowances, if any, that are prevalent in lease renewals in the market as such times. If Tenant disputes Landlord's determination of the Prevailing Market Rate, Tenant shall so notify Landlord within ten (10) days following Landlord's notice to Tenant of the Prevailing Market Rate and such dispute shall be resolved as follows:

          A. Within thirty (30) calendar days following Landlord's notice to Tenant of the Prevailing Market Rate, Landlord and Tenant shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

          B. If within this thirty (30) day period Landlord and Tenant cannot reach agreement as to the Prevailing Market Rate, they shall each select one appraiser to determine the Prevailing Market Rate. Each such appraiser shall arrive at a determination of the Prevailing Market Rate and submit his conclusions to Landlord and Tenant within thirty (30) days of the expiration of the expiration of the thirty (30) day consultation period described in paragraph
(a) above.

          C. If only one appraisal is submitted within the requisite time period, it shall be deemed to be the Prevailing Market Rate. If both appraisals are submitted within such time period, and if the two appraisals so submitted differ by less than ten (10) percent of the higher of the two, the average of the two shall be the Prevailing Market Rate. If the two appraisals differ by more than ten (10) percent of the higher of the two, then the two appraisers shall immediately select a third appraiser. Such Third appraiser shall, within thirty (30) days of his selection, make a determination of the Prevailing Market Rate and submit such determination to the Landlord and Tenant. This third appraisal will then be averaged with the closer of the two previous appraisals, and the result shall be the Prevailing Market Rate.

          D. All appraisers specified pursuant hereto shall be licensed real estate brokers in the State of California with not less than five (5) years' experience appraising commercial properties in the San Francisco Financial District. Each party shall pay the cost of the appraiser selected by such party and one-half (l/2) of the cost of the third appraiser plus, if required, one-half (1/2) of any other costs incurred in the arbitration.

     41.  Right to Terminate.  Tenant shall have the right to terminate the
          ------------------
Lease ("Termination Right"), effective as of the thirty-sixth (36th) month of the Term, subject to the following terms and conditions. Provided that an event of default is not occurring, nor is an event occurring which, with the passing of time or the giving of notice, or both, would constitute an event of default under the terms and conditions of this Lease at the time of exercise of the Termination Right, Tenant may exercise the Termination Right by delivery to Landlord of written notice ("Termination Notice") no later than the end of the thirtieth (30th) month of the Term of the Lease. Within thirty (30) days following receipt of Tenant's Termination Notice, Landlord shall deliver written notice to Tenant of the amount of the cash payment due from Tenant which shall be equal to the unamortized portion of Tenant Improvements and brokerage commissions payable to the Brokers specified in the Basic Lease Information as of the date of termination ("Termination Payment"). The Termination Payment shall be due and payable within thirty (30) days after Tenant's receipt of such notice from Landlord. For purposes of calculating the Termination Payment, Tenant Improvements and brokerage commissions shall be deemed to be amortized, together with interest thereon, at the rate of ten percent (10%) per annum, on a straight-line basis monthly over the initial Term of the Lease, not including any renewal option period.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed and delivered as of this 13 day of November, 1995.

                         TENANT:  PANTTAJA CONSULTING GROUP, INC.,
                                  A California Corporation
                                  By:  /s/ Mary Panttaja
                                    --------------------
                                  Its:  President
                                       ----------


                         LANDLORD:BRITPHIL & CO. (US) LTD.,
                                  a California corporation

                                  By:  /s/ Philip Ouyang
                                       -----------------
                                  Its:  President
                                        ---------

                                   Exhibit A

                     MEMORANDUM OF TERM COMMENCEMENT DATE
                     ------------------------------------

Landlord:      Britphil & Co. (US) Ltd., a California corporation

TENANT:


PREMISES:

                                160 Pine Street
                        San Francisco, California 94111

Pursuant to Paragraph 3 of the above-referenced Lease, the Commencement Date is hereby established as ______________________.

               Dated:

Landlord                                Tenant
--------                                ------
Britphil & Co. (US) Ltd.                Panttaja Consulting Group, Inc.
By:___________________________          By:_____________________________
Its:__________________________          Its:____________________________

                                   Exhibit B

                             RULES AND REGULATIONS
                             ---------------------

Tenant shall faithfully observe and comply with the Rules and Regulations set forth in this Exhibit D, as reasonably modified by Landlord from time to time in writing. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.

     1.   Signage.  No sign, placard, picture, advertisement, name or notice
          -------
shall be installed or displayed on any part of the outside or inside of the building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without written notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

     2.   Window Coverings.  If Landlord objects in writing to any curtains,
          ----------------
blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premise, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against glass partitions or doors or windows which may appear unsightly from the outside Premises.

     3.   Access.  Tenant shall have access to its Premises twenty-four (24)
          ------
hours a day, three hundred sixty-five days a year. Tenant shall not loiter in or obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways shall be used only as a means of ingress and egress for the leased Premises, and Landlord shall in all cases retain the right to control and prevent access thereto to all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building, or in other restricted access areas within the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the City of San Francisco. Tenant, its employees or agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises after the normal hours of business for the Building. Any tenant, its employees or agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building Register when so doing. Access to the Building may be refused unless the person seeking access has the proper identification or has previously arranged a pass for access to the Building. Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob riot, public excitement, or other commotion. Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

     4.   Building Directory.  The directory of the Building will be provided
          ------------------
exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to exclude any other names therefrom.

     5.   Janitorial Services.  All cleaning and janitorial services for the
          -------------------
Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenants property by the janitor or any other employee or any other person.

     6.   Keys.  Landlord will furnish to Tenant free of charge with two keys to
          ----
each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     7.   Fixtures.  Landlord reserves the right to approve both where and how
          --------
telephonic wires, security alarms and similar equipment are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     8.   Freight Elevator.  The freight elevator shall be available for use by
          ----------------
all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate, and no equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated and approved by Landlord.

     9.   Loads.  Tenant shall not place a load upon any floor of the Premises
          -----
which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, height and position of all equipment materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Tenant, stand on such platforms as are determined necessary by Landlord to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of the Tenant.

     10.  Toxics.  Tenant shall not use or keep in the Premises any kerosene,
          ------
gasoline or flammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

     11.  Heating/Air.  Tenant shall not use any method of heating or air
          -----------
conditioning other than that supplied by Landlord, unless Tenant has Landlord's written approval for said alteration. Heating or air conditioning alterations shall be governed by guidelines established in Paragraph 12 of the Lease. Landlord shall furnish heating and air conditioning during the hours of 7:00 a.m. to 6:00 p.m., Monday through Friday. In the event Tenant requires heating and air conditioning during off hours, Saturdays, Sundays, or holidays, Landlord on forty-eight (48) hours' prior written notice from Tenant may provide such services at an hourly rate to be established by Landlord, from time to time.

     12.  Natural Resource Use.  Tenant shall not waste electricity, water or
          --------------------
air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed.

     13.  Building Name/Address.  Landlord reserves the right, exercisable
          ---------------------
without notice and without liability to Tenant, to change the name and street address of the Building.

     14.  Secure Premises.  Tenant shall close and lock the doors of its
          ---------------
Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets, and all electric machines (coffee pots) before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

     15.  Vendors.  Tenant shall not obtain for use on the Premises ice, food,
          -------
beverage, towel or other similar services or accept barbering or bootblacking services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord. Tenant may obtain bottled water service provided by an independent vendor.

     16.  Restrooms.  The toilet rooms, toilets, urinals, wash bowls and other
          ---------
apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     17.  Retail Sales.  Tenant shall not sell, or permit the sale at retail, of
          ------------
newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in such Tenants lease. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited and each tenant shall cooperate to prevent same.

     18.  Building Exterior.  Tenant shall not install any radio or television
           -----------------
antenna, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written approval. Tenant shall not interfere with radio or television broadcasting or reception from or in tile Building or elsewhere.

     19.  Maintenance of Walls/Carpet.  Tenant shall not mark, drive nails,
          ---------------------------
screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof except for nails and screws used for normal decorating purposes. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule. In all carpeted areas where desks and chairs are utilized, Landlord shall require Tenant, at Tenant's sole cost, to place mats under each and every chair in order to protect said carpeting from unnecessary wear and tear.

     20.  Vending Machines.  Tenant shall not install, maintain or operate upon
          ----------------
the Premises any vending machines without the written consent of Landlord.

     21.  Trash Storage.  Tenant shall store all its trash and garbage within
          -------------
its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

     21.  Cooking.  The Premises shall not be used for the storage of
          -------
merchandise held for sale to the general public, or for lodging or for manufacturing of any kind without prior written approval of Landlord, nor shall Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by the tenant of Underwriters' Laboratory approved equipment inclusive of a microwave oven for heating food and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     22.  Hand Trucks.  Tenant shall not use in any space or in the public halls
          -----------
of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Tenant shall obey all Building rules and regulations covering the timing, procedures and restrictions for moving objects in and out of the Premises (i.e., masonite over tile).

     23.  Tenant Use of Building Name.  Without the written consent of Landlord,
          ---------------------------
Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     24.  Life Safety.  Tenant shall comply with all safety, fire protection
          -----------
and evacuation procedures and regulations established by Landlord or any governmental agency, including the attendance of required safety seminars and demonstrations.

     25.  Theft.  Tenant assumes any and all responsibility for protecting its
          -----
Premises from theft, robbery and pilferage. All doors opening to public corridors shall be kept closed at all times.

     26.  Notification.  The requirements of Tenant will be attended to only
          ------------
upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

     27.  Landlord Control.  Landlord reserves the right to exclude or expel
          ----------------
from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any rules and regulations of the Building. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of Tenants, in such manner as is customary for comparable buildings in the City of San Francisco. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the building and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted.

     28.  Lease Agreement.  These Rules and Regulations are in addition to,
          ---------------
and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

     29   Building.  The word "Building" as used herein means the Building of
          --------
which the Premises are a part.

     30.  Tenant Responsibility.  Tenant shall be responsible for the observance
          ---------------------
of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

     31.  Elevator Use.  See Exhibit D- 1.
          ------------

                                  EXHIBIT D-1

                                 ELEVATOR USE
[Note:  For Presentation Purposes Only.  Needs to be modified where necessary.]

CONDITIONS
----------
1. Elevator use is subject to availability, scheduling and approval of Building Staff.

2. Elevator(s) provided only in Dedicated Run (Independent Run/Move mode) as follows:

          Weeknights:      6:00 p.m. to 5:30 a.m.
          Weekdays:        5:30 a.m. to 6:30 a.m. (small move slot)
          Weekends:        6:00 a.m. on Friday through 5:30 a.m. on Monday
          Holidays:        Contact Building Staff for use times

3. Dedicated Run Elevator USC limited 10 Freight Elevator, unless otherwise arranged, scheduled, and approved by Building Staff.

4. Elevators only provided in Dedicated Run to Movers and Contractors (with valid Certificate of Insurance) and Building Staff.

5. Masonite protection required on elevator floor (Contractors: also around interior walls) during moves. Contact Building Management for details prior to each move.

6. Applying to involved Elevator(s): Cardboard protection folded and MASKING taped (only) around edges of elevator entrance frames on move floor(s) involved. Cardboard (to span height of no less than 6 feet.

7. Elevator use may be cancelled at any time, without notice or reason, by the Building Staff.

8. Dedicated Run Elevator Use way be provided to only one entity (Mover or Contractor) at a time, regardless of circumstances.

FRIGHT ELEVATOR DIMENSIONS:
--------------------------

     Interior Width (left to right when facing rear wall of (elevator): ________
     --------------
     inches wide.

     Interior Death Excluding Elevator Door Indentation (front right or left
     --------------------------------------------------
     corner of rear or left corner): 64 inches deep.

     Width of Elevator Entrance/Doors:  _____ inches tall.
     --------------------------------

     Height of Elevator Interior:  _____ inches tall.
     ---------------------------

HEIGHT OF ELEVATOR ENTRANCE (from Outside Facing Entrance):
---------------------------

     ______ feet _____ inches or ______ inches tall.

PROHIBITED:
----------

1. Loading/stacking materials/articles into elevator while elevator is in Normal Mode.
2. Use of STOP Emergency alarm button in non-emergencies.
3. Holding, jamming, propping, blocking, obstructing or impeding of elevator entrances and doors.
4. Use/providing of keys for operation of elevator(s).
5. Tampering with elevator controls, locks, etc.